UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 11, 2011

Symetra Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33808	20-0978027
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

777 108th Avenue NE, Suite 1200, Bellevue, Washington		98004
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(425) 256-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 11, 2011, the Company held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 118,532,700 shares of the Company’s common stock were entitled to vote as of March 18, 2011, the record date for the Annual Meeting, of which 110,145,018 were present in person or by proxy at the Annual Meeting.

Matters voted upon by the stockholders at the Annual Meeting were: (1) the election of two Class I Directors; (2) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; (3) the approval of an advisory (non-binding) resolution on the Company’s executive compensation; (4) the approval of an advisory (non-binding) resolution on the frequency of stockholder voting on the Company’s executive compensation; and (5) the approval of an amendment to the Symetra Financial Corporation Equity Plan.

Proposal 1

The nominees for Class I Directors listed below each received a majority of the votes cast that were present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal, and such individuals were each elected to serve as a Class I Director with a three-year term expiring in 2014.

The results were as follows for nominee: Peter S. Burgess

Voted:

For	105,372,103

% For	99.81%

Withheld	200,377

% Withheld	0.19%

The results were as follows for nominee: Robert R. Lusardi

Voted:

For	105,365,011

% For	99.80%

Withheld	207,469

% Withheld	0.20%

Broker Non Votes = 4,572,538

The names of the other directors not up for election at the Annual Meeting whose terms of office continued after the Annual Meeting were as follows:

Incumbent Class II Directors with a three-year term expiring in 2012
Sander M. Levy
Lowndes A. Smith

Incumbent Class III Directors with a three-year term expiring in 2013
David T. Foy
Lois W. Grady
Thomas M. Marra

Proposal 2

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

The results were as follows:

Voted:

For	110,096,739

Against	42,630

Abstain	5,649

Broker Non Votes	—

Proposal 3

The Company’s stockholders approved the advisory (non-binding) resolution on the Company’s executive compensation of the Company’s Named Executive Officers as described in the Company’s 2011 Proxy Statement.

The results were as follows:

Voted:

For	104,376,813

Against	863,149

Abstain	332,518

Broker Non Votes	4,572,538

Proposal 4

The Company’s stockholders approved the advisory (non-binding) resolution on the frequency of every three years for stockholder voting on the Company’s executive compensation.

The results were as follows:

Voted:

1 Year	45,076,288

2 Years	5,587,390

3 Years	54,825,435

Abstain	83,367

Broker Non Votes	4,572,538

Proposal 5

The Company’s stockholders approved the amendment to the Symetra Financial Corporation Equity Plan.

The results were as follows:

Voted:

For	103,246,775

Against	2,237,692

Abstain	88,013

Broker Non Votes	4,572,538

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symetra Financial Corporation

May 17, 2011	By:	/s/ George C. Pagos

Name: George C. Pagos
Title: Senior Vice President, General Counsel and Secretary